UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 IR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 27, 2001


                        Commission file number 000-13754


                            MAXUS REALTY TRUST, INC.
                          -- -------------------------
        (Exact name of small business issuer as specified in its charter)

              Missouri                        43-1339136
            ------------                   ----------------
(State or other jurisdiction of         (I.R.S.  Employer  Identification No.)
incorporation or organization)

104 Armour, North Kansas City, Missouri                   64116
-----------------------------------------            -----------------
(Address of principal executive offices)                (Zip Code)

Trust's telephone number, including area code        (816) 303-4500
                                                   ------------------


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and pro forma financial information are filed as part of this report:

(a)     Financial Statements

        Independent Auditors' Report

        Statements of Revenue and Certain Expenses of Chalet I and II Apartments (as defined - Note 2) for the year ended December 31, 2000 and nine months ended September 30, 2001.

        Notes to the Statements of Revenue and Certain Expenses of Chalet I and II Apartments

(b)     Pro Forma Financial Information (unaudited)

        Pro Forma Funds from Operations of Maxus Realty Trust, Inc., for the Nine Month Period Ended September 30, 2001 and the Year Ended December 31, 2000.

        Pro Forma Statements of Operations of Maxus Realty Trust, Inc., for the Nine Month Period Ended September 30, 2001 and the Year Ended December 31, 2000.

        Notes to Pro Forma Information.

        Management's Discussion and Analysis of Chalet I and II Apartments.





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Maxus Realty Trust, Inc.,
Date: December 11, 2001                          By:  /s/ Daniel W. Pishny
                                                      ---------------------
                                                      Daniel W. Pishny
                                                      President





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[KPMG LOGO]
1000 Walnut
Suite 1600
Kansas City, MO 64106


                          Independent Auditors' Report



The Board of Directors
Maxus Realty Trust, Inc.:


We have audited the accompanying statement of revenue and certain expenses (as defined - note 2) of Maxus Realty Trust, Inc.'s Chalet I and II Apartments (Chalet) for the year ended December 31, 2000. This financial statement is the responsibility of Maxus Realty Trust, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Maxus Realty Trust, Inc. The presentation is not intended to be a complete presentation of Chalet's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined - note 2) of Chalet for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

KPMG LLP

November 20, 2001
Kansas City, Missouri

[KPMG LOGO] KPMG LLP; KPMG LLP,a U.S.limited liability partnership,is a member of KPMG International, a Swiss association







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                            MAXUS REALTY TRUST, INC.
                            CHALET I & II APARTMENTS
        STATEMENTS OF REVENUE AND CERTAIN EXPENSES (AS DEFINED - NOTE 2)
  FOR THE YEAR ENDED DECEMBER 31, 2000 AND NINE MONTHS ENDED SEPTEMBER 30, 2001






                                                    December 31,  September 30,
                                                        2000          2001
                                                                   (Unaudited)
   Revenue:
           Rental ................................   $1,340,000      984,000
           Other .................................       41,000       33,000
                                                     ----------   ----------

              Total revenue ......................    1,381,000    1,017,000
                                                     ----------   ----------

   Operating Expenses:
           Repairs and maintenance ...............      119,000       96,000
           Real estate taxes .....................      100,000       75,000
           General and administrative ............      181,000      144,000
           Utilities .............................       66,000       55,000
           Management fees .......................       69,000       50,000
           Other operating expenses ..............      133,000      107,000
                                                     ----------   ----------

              Total operating expenses ...........      668,000      527,000

              Operating income (as defined - Note 2)$   713,000      490,000
                                                     ==========   ==========


   See accompanying notes to this statement





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



                            MAXUS REALTY TRUST, INC.
                            CHALET I & II APARTMENTS
             NOTES TO THE STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.  ACQUISITION OF CHALET I & II APARTMENTS:

Chalet I Apartments and Chalet II Apartments ("Chalet") together are a 234 unit apartment complex located at 4140 SW 6th Street, Topeka, Kansas. Chalet was purchased by Chalet I Acquisition, L.L.C. and Chalet II Acquisition, L.L.C., two newly-formed, wholly-owned subsidiaries of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $7,750,000 on September 27, 2001, from unrelated third parties, Garden Chalet I L.P. and Chalet II Associates. The purchase price included the assumption of the existing loans and related mortgages and security instruments in favor of Eichler, Fayne & Associates whose interest has been assigned to Fannie Mae, one of which has a current outstanding balance of approximately $4,108,000 and the second of which has a current outstanding balance of approximately $1,550,000. Both are due and payable on October 1, 2008. Maxus Properties, Inc., an affiliate of the Registrant, will provide property management services for Chalet.

2.  BASIS OF PRESENTATION:

The statements of revenue and certain expenses exclude items not comparable to the projected future operations of Chalet. Excluded expenses include mortgage interest, depreciation and amortization. The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the financial statements.

3.  REVENUES:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases.

Included in other revenue is non-rental income such as interest income, application fees, and late fees.

4.  USE OF ESTIMATES:

Management of the Registrant has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

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                            MAXUS REALTY TRUST, INC.
                        PRO FORMA FUNDS FROM OPERATIONS FOR
THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001 AND YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

The following unaudited pro forma information presents the funds generated by the operations of MRTI as if MRTI had acquired Chalet as of January 1, 2000. This pro forma information does not purport to represent operations of MRTI or Chalet, nor does it purport to represent actual or expected operating results of MRTI or Chalet for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith. Administrative expenses and certain revenues of MRTI's parent are excluded.

FUNDS FROM OPERATIONS

The white paper on Funds From Operations approved by the board of governors of NAREIT in March 1999 defines funds from operations as net income (loss) (computed in accordance with Generally Accepted Accounting Principles "GAAP"), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In 1999, NAREIT clarified the definition of Funds from Operations to include non-recurring events, except for those that are defined as "extraordinary items" under GAAP and gains and losses from sales of depreciable operating property.

MRTI computes Funds From Operations in accordance with the guidelines established by the white paper which may differ from the methodology for calculating Funds from Operations utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. Funds from Operations do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, distributions or other commitments and uncertainties. Funds from Operations should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of MRTI's financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of MRTI's liquidity, nor is it indicative of funds available to fund MRTI's cash needs including its ability to make distributions. MRTI believes Funds from Operations is helpful to investors as a measure of the performance of the Trust because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of the ability of MRTI to incur and service debt and make capital expenditures.

For the nine months ended September 30, 2001

                                                  MRTI                  Pro Forma               Pro Forma
                                                Historical             Adjustments               Amounts
                                                 Amount           Acquisition of Chalet
                                                (audited)

Revenues .................................     $2,672,000               1,017,000               3,689,000
Expenses .................................      2,353,000               1,057,000               3,410,000
                                               ----------              ----------              ----------
Net Income  (loss) .......................        319,000                 (40,000)                279,000
Depreciation and Amortization ............        597,000                 242,000                 839,000
                                               ----------              ----------              ----------
Funds from Operations ....................     $  916,000                 202,000               1,118,000
                                               ==========              ==========              ==========

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




FUNDS FROM OPERATIONS - CONTINUED


For the year ended December 31, 2000

                                                  MRTI                  Pro Forma             Pro Forma
                                               Historical              Adjustments             Amounts
                                                 Amount           Acquisition of Chalet
                                               (audited)

           Revenues .......................   $3,167,000                1,381,000              4,548,000
           Expenses .......................    2,607,000                1,374,000              3,981,000
                                              ----------               ----------             ----------
           Net Income .....................      560,000                    7,000                567,000
           Depreciation and Amortization ..      668,000                  322,000                990,000
                                              ----------               ----------             ----------
           Funds from Operations ..........   $1,228,000                  329,000              1,557,000
                                              ==========               ==========             ==========







             (The remainder of this page left blank intentionally.)





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                            MAXUS REALTY TRUST, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS FOR
THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001 AND YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)


The following unaudited pro forma statements of operations presents the operations of MRTI as if MRTI had acquired Chalet as of January 1, 2000. This pro forma information does not purport to represent actual or expected operating results of MRTI or Chalet for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

Nine months ended September 30, 2001

                                                 MRTI            Pro Forma        Pro Forma
                                              Historical        Adjustments        Amounts
                                                Amount     Acquisition of Chalet
Revenue:
   Rental .................................   $2,505,000          984,000         3,489,000
   Other ..................................      218,000           33,000           251,000
                                              ----------       ----------        ----------

           Total revenue ..................    2,723,000        1,017,000         3,740,000
                                              ----------       ----------        ----------

Expenses:
   Repairs and maintenance ................      418,000           96,000           514,000
   Real estate taxes ......................      331,000           75,000           406,000
   General and administrative .............      274,000          144,000           418,000
   Utilities ..............................      293,000           55,000           348,000
   Depreciation and amortization ..........      609,000          242,000           851,000
   Interest expense .......................      397,000          288,000           685,000
   Management fees ........................       95,000           50,000           145,000
   Other operating expenses ...............       70,000          107,000           177,000
                                              ----------       ----------        ----------

           Total expenses .................    2,487,000        1,057,000         3,544,000
                                              ----------       ----------        ----------

           Net income (loss) before
             gain on sale of Franklin Park    $  236,000          (40,000)          196,000
                                              ==========       ==========        ==========

Per share data:
   Net income (loss) before gain on sale of
     Franklin Park ........................   $      .23             (.04)              .19
                                              ==========       ==========        ==========

   Weighted average shares outstanding ....    1,040,000        1,040,000         1,040,000
                                              ==========       ==========        ==========






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PRO FORMA ESTIMATE OF STATEMENT OF OPERATIONS - CONTINUED


Year ended December 31, 2000

                                                   MRTI         Pro Forma         Pro Forma
                                               Historical      Adjustments         Amounts
                                                 Amount    Acquisition of Chalet
                                                (audited)
Revenue:
   Rental .................................... $2,903,000        1,340,000        4,243,000
   Other .....................................    243,000           41,000          284,000
                                                ---------        ---------        ---------

           Total revenue .....................  3,146,000        1,381,000        4,527,000
                                                ---------        ---------        ---------

Expenses:
   Repairs and maintenance ...................    368,000          119,000          487,000
   Real estate taxes .........................    476,000          100,000          576,000
   General and administrative ................    498,000          181,000          679,000
   Utilities .................................    293,000           66,000          359,000
   Depreciation and amortization .............    685,000          322,000        1,007,000
   Interest expense ..........................    436,000          384,000          820,000
   Management fees ...........................    109,000           69,000          178,000
   Other operating expenses ..................     85,000          133,000          218,000
                                                ---------        ---------        ---------

           Total expenses ....................  2,950,000        1,374,000        4,324,000
                                                ---------        ---------        ---------

           Net income ........................ $  196,000            7,000          203,000
                                                =========        =========        =========

Per share data:
   Net income ................................ $      .20              .01              .21
                                                =========        =========        =========

Weighted average shares outstanding ..........    977,000          977,000          977,000
                                                =========        =========        =========







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






                            MAXUS REALTY TRUST, INC.
                         NOTES TO PRO FORMA INFORMATION



1. CHALET:

Chalet is a 234 unit apartment complex located at 4140 SW 6th Street, Topeka, Kansas. Chalet was purchased by Chalet I Acquisition, L.L.C. and Chalet II Acquisition, L.L.C., two newly-formed, wholly-owned subsidiaries of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $7,750,000 on September 27, 2001, from unrelated third parties, Garden Chalet I L.P. and Chalet II Associates. Maxus Properties, Inc., an affiliate of the Registrant, will provide property management services for Chalet.

2.  DEBT SERVICE:

MRTI financed the property acquisition in part by an assumption of the existing loans and related mortgages and security instruments in favor of Eichler, Fayne & Associates whose interest has been assigned to Fannie Mae, one of which has a current outstanding balance of approximately $4,108,000 and bears interest at a rate of 6.59% and the second of which has a current outstanding balance of approximately $1,550,000 and bears interest at a rate of 6.535%. Both are due and payable on October 1, 2008. The net cash proceeds used by the Registrant from its working capital to acquire Chalet were approximately $2,130,000. The pro forma does not include an adjustment for lost interest on the funds used to acquire Chalet as this amount was not considered significant.

3.  DEPRECIATION:

Buildings and  improvements are depreciated over their estimated useful lives of
27.5 years using the straight-line method.

4.  TAXES:

The Trust has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Trust intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the Pro Forma Information.

5.  MANAGEMENT FEES:

Management fees are calculated at 5.0% of the total income recorded by Chalet.

6.  BALANCE SHEET:

The balance sheet filed by the Registrant on Form 10QSB, for the quarter ended September 30, 2001, included Chalet Acquisition. As a result, a Pro forma balance sheet is not included as a part of this Form 8K-A.






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                            MAXUS REALTY TRUST INC.
                 MANAGEMENT'S DISCUSSION AND ANALYSIS OF CHALET


Chalet is a 234 unit apartment complex located at 4140 SW 6th Street, Topeka, Kansas. Chalet was purchased by Chalet I Acquisition, L.L.C. and Chalet II Acquisition, L.L.C., two newly-formed, wholly-owned subsidiaries of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $7,750,000 on September 27, 2001, from unrelated third parties, Garden Chalet I L.P. and Chalet II Associates.

Revenues:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases. The majority of these leases are six to twelve months in term. The business in which the Registrant is engaged is highly competitive. Chalet is located in an urban area and is subject to competition from other similar types of properties in or near Topeka, Kansas. Chalet competes for tenants for its apartments with numerous other real estate investment trusts, real estate limited partnerships, as well as with individuals, corporations and other entities engaged in real estate investment activities. Such competition is based on such factors as location, rent schedules and services and amenities provided. The occupancy rates for September and October 2001 were 91% and 95% respectively. Management does not anticipate a material change in occupancy rates or rents as a result of the change in ownership or management of Chalet. Management believes that the investment in Chalet was justified primarily due to its good occupancy rate, operating history, assumable debt at a favorable rate, and good location.

Expenses:

Management does not anticipate a material change in utility rates or maintenance expense as a result of the change in ownership or management of Chalet. At this time, no major capital expenditures are planned for Chalet in 2001.

Materiality:

After reasonable inquiry, management of the Registrant is not aware of any material factors relating to Chalet, other than discussed above, that would cause the reported financial information not to be indicative of future results.






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